SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       January 28, 2004
                                                      (January 28, 2004)
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                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-20348                                     43-1465483
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(Commission File Number)                       (IRS Employer Identification No.)


8235 Forsyth Blvd, St. Louis, MO                                        63105
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K



Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press release of D&K Healthcare Resources, Inc. dated January 28, 2004, reporting D&K's financial results for the second quarter of fiscal 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

     On January 28, 2004, D & K Healthcare Resources, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information contained in the website cited in the press release is not a part of this report.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2004

                                             D & K HEALTHCARE RESOURCES, INC.


                                             By: /s/ Thomas S. Hilton
                                                 -------------------------------
                                                 Thomas S. Hilton
                                                 Senior Vice-President and Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX
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Exhibit
Number        Description
-------       -----------

 99.1 Press release of D&K Healthcare Resources, Inc. dated January 28, 2004, reporting D&K's financial results for the second quarter of fiscal 2004.

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